UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2006 (August 14, 2006)
ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 08/14/06

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The Company is furnishing this Current Report on Form 8-K to furnish to the Securities and Exchange Commission a press release the Company will issue on August 14, 2006, which press release may be deemed to disclose information regarding the Company’s results of operations for the Company’s first fiscal quarter ended June 30, 2006. A copy of the press release being furnished is attached hereto as Exhibit 99.1.
     The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release, dated August 14, 2006, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
By:	/s/ Patrick W. Kellick
Patrick W. Kellick
SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

Dated: August 14, 2006

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EXHIBIT INDEX

Exhibit Number	Description	Page, Number
99.1	Press Release, dated August 14, 2006, issued by ACG Holdings, Inc. and American Color Graphics, Inc.	5

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